Exhibit 99.2

Associated Estates Realty Corporation
Fourth Quarter 2009
Earnings Release and Supplemental Financial Data

Saw Mill Village, located in Columbus, Ohio, is a community of 340 units and has various unique floor plans from which to choose.  Amenities include clubhouse with tanning salon, universal weight room, racquetball court, lighted tennis courts, washer and dryer in each unit, fireplace with mantel and more.

Saw Mill Village	Phone:	(614) 761-9608
6900 Saw Mill Village Road	Fax:	(614) 761-1231
Columbus, OH 43235-4999	Web Site:	www.sawmillvillageapts.com

Investor Contact:	Media Contact:
Swarup Katuri	Kimberly Kanary
Senior Director of Corporate Finance	Director of Corporate Communications
and Investor Relations	(216) 797-8718
(216) 797-8743	kkanary@AssociatedEstates.com
skaturi@AssociatedEstates.com

www.AssociatedEstates.com

Associated Estates Realty Corporation Fourth Quarter 2009 Supplemental Financial Data

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:  This news release contains forward-looking statements based on current judgments and knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to vary from those projected, including but not limited to, expectations regarding the Company's 2010 performance, which are based on certain assumptions.  Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release.  These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words "expects," "projects," "believes," "plans," "anticipates" and similar expressions are intended to identify forward-looking statements.  Investors are cautioned that the Company's forward-looking statements involve risks and uncertainty that could cause actual results to differ from estimates or projections contained in these forward-looking statements, including without limitation the following: changes in the economic climate in the markets in which the Company owns and manages properties, including interest rates, the overall level of economic activity, the availability of consumer credit and mortgage financing, unemployment rates and other factors; the ability of the Company to refinance debt on favorable terms at maturity; the ability of the Company to defease or prepay debt pursuant to its current plan; risks of a lessening of demand for the multifamily units owned or managed by the Company; competition from other available multifamily units and changes in market rental rates; increases in property and liability insurance costs; unanticipated increases in real estate taxes and other operating expenses; weather conditions that adversely affect operating expenses; expenditures that cannot be anticipated such as utility rate and usage increases, unanticipated repairs and real estate tax valuation reassessments or millage rate increases; inability of the Company to control operating expenses or achieve increases in revenue; ownership limitations on our common and preferred shares that may discourage a takeover otherwise considered favorably by shareholders; the results of litigation filed or to be filed against the Company; changes in tax legislation; risks of personal injury claims and property damage related to mold claims because of diminished insurance coverage; catastrophic property damage losses that are not covered by the Company's insurance; the ability to acquire properties at prices consistent with the Company’s investment criteria; risks associated with property acquisitions such as environmental liabilities, among others; changes in or termination of contracts relating to third party management and advisory business; risks related to the perception of residents and prospective residents as to the attractiveness, convenience and safety of the Company's properties or the neighborhoods in which they are located; and construction business risks.

2

Associated Estates Realty Corporation Fourth Quarter Earnings

ASSOCIATED ESTATES REALTY CORPORATION REPORTS FOURTH QUARTER AND FULL YEAR RESULTS
Full Year 2009 FFO Results In-Line with Guidance

Cleveland, Ohio – February 8, 2010 – Associated Estates Realty Corporation (NYSE: AEC) (NASDAQ: AEC) today reported financial results for the fourth quarter and year ended December 31, 2009.

Funds from operations (FFO) for the fourth quarter ended December 31, 2009, was $0.26 per common share (basic and diluted), compared to $0.48 per common share (basic and diluted), for the fourth quarter ended December 31, 2008.  FFO as adjusted for the fourth quarter of 2008 was $0.35 per common share (basic and diluted) after adjusting for net preferred share repurchase discounts of $2.1 million or $0.13 per common share.  Total revenue for the fourth quarter of 2009 was $32.4 million compared with $32.9 million for the fourth quarter of 2008, a decrease of 1.6 percent.

Net loss applicable to common shares was $3.9 million or $0.23 per common share (basic and diluted) for the fourth quarter ended December 31, 2009, compared to net income applicable to common shares of $300,000 or $0.02 per common share (basic and diluted) for the fourth quarter ended December 31, 2008.

A reconciliation of net (loss) income attributable to the Company to FFO and FFO as adjusted, is included on page 10.

Same Community Portfolio Results

Net operating income (NOI) for the fourth quarter for the Company’s Same Community portfolio declined 3.1 percent compared to the fourth quarter of 2008.  This decline was the result of revenue decreasing 1.9 percent and property operating expenses decreasing 0.3 percent. Quarter end physical occupancy was 93.9 percent compared to 93.0 percent at the end of the fourth quarter of 2008.  Average net rent per unit for the fourth quarter for the Same Community portfolio was $912 per month, a 2.1 percent decrease compared to the fourth quarter of 2008.  Net rent per unit for the fourth quarter for the Company’s Same Community Midwest portfolio declined by 0.7 percent compared to the fourth quarter of 2008.  Net rent per unit for the Company’s Same Community Mid-Atlantic portfolio decreased 1.0 percent and net rent per unit for the Company’s Same Community properties in the Southeast markets decreased 5.4 percent.

On a sequential basis, compared to the third quarter of 2009, revenue for the Same Community portfolio declined by 1.5 percent and expenses decreased by 5.5 percent reflecting an increase in NOI of 1.4 percent.

Additional quarterly financial information, including performance by region for the Company's portfolio, is included on pages 15 through 23.

Year-to-Date Performance

FFO for the twelve months ended December 31, 2009, was $1.20 per common share (basic and diluted). FFO includes a credit to expense of $563,000 or approximately $0.03 per common share. This credit to expense was for a refund of defeasance costs on certain previously defeased loans.  FFO as adjusted for the twelve months ended December 31, 2009, excludes that credit, and was $1.17 per common share (basic and diluted).

3

Associated Estates Realty Corporation Fourth Quarter Earnings

For the twelve months ended December 31, 2009, net income applicable to common shares was $1.6 million or $0.10 per common share (basic and diluted) compared to net income applicable to common shares of $31.4 million or $1.93 per common share (basic and diluted) for the period ended December 31, 2008.  The results for the twelve-month period ended December 31, 2009, include gains on insurance recoveries of $665,000 or $0.04 per common share, gains on dispositions of properties of $15.4 million or $0.93 per common share and a credit to expenses of $563,000 or approximately $0.03 per common share attributable to a refund of defeasance costs on certain previously defeased loans.  The December 31, 2008 results include gains from property sales of $45.2 million or $2.78 per common share and defeasance and/or prepaid costs of $2.0 million or $0.12 per common share.

For the year, NOI for the Company’s Same Community portfolio decreased 2.4 percent compared to 2008. The decline is due to a 1.2 percent revenue decrease and a 0.4 percent operating expense increase.

“Our planning and discipline paid off as we faced turbulent market conditions in 2009,” said Jeffrey I. Friedman, president and chief executive officer. “Our hands-on approach and our dedicated team have positioned us to benefit when businesses start to add jobs and pricing power returns to apartment owners,” Friedman added.

A reconciliation of net (loss) income attributable to the Company to FFO and FFO as adjusted, is included on page 10.

Equity and Debt Financing

On January 15, 2010, the Company announced that it had completed the sale of 5,175,000 common shares resulting in net proceeds of approximately $54.7 million.  Additionally, on December 22, 2009, the Company announced that it had entered into a credit facility agreement with Wells Fargo Multifamily Capital, on behalf of Freddie Mac, pursuant to which the Company has the potential to borrow up to $100 million over a two-year period.  Obligations under this facility will be secured by nonrecourse, non cross-collateralized fixed or variable rate mortgages having terms of five, seven or ten years.

As of the date of this release, the Company has no outstanding balance on its $150 million unsecured revolving credit facility. The Company recently repaid a $42.0 million mortgage, which was originally scheduled to mature in June 2010.  For 2010, the Company has remaining debt maturities of $36.3 million, which it intends to repay using its unsecured revolving credit facility or with proceeds from anticipated refinancing activity.

2010 Outlook

The Company said its current FFO expectations for 2010 range between $0.86 to $0.92 per common share.  Detailed assumptions relating to the Company's earnings guidance can be found on page 25.

Conference Call

A conference call to discuss the results will be held on Tuesday, February 9 at 2:00 p.m. Eastern.  To participate in the call:

Via Telephone: The dial-in number is 800-860-2442, and the passcode is “Estates.”

Via the Internet (listen only):  Access the Company's website at www.AssociatedEstates.com.  Please log on at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Select the "Q4 2009 Earnings Webcast" link.  The webcast will be archived through February 23, 2010.

4

Associated Estates Realty Corporation Financial and Operating Highlights For the Three and Twelve Months Ended December 31, 2009 and 2008 (Unaudited; in thousands, except per share and ratio data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
OPERATING INFORMATION	2009	2008	2009	2008

Total revenue	$32,415	$32,926	$130,419	$130,642
Property revenue	$31,756	$32,381	$127,972	$127,848
Net (loss) income applicable to common shares	$(3,866)	$298	$1,588	$31,388
Per share - basic and diluted	$(0.23)	$0.02	$0.10	$1.93

Funds from Operations (FFO) (1)	$4,275	$7,846	$19,836	$21,893

FFO as adjusted (1)	$4,275	$5,700	$19,273	$21,706

FFO per share - basic and diluted	$0.26	$0.48	$1.20	$1.35

FFO as adjusted per share - basic and diluted	$0.26	$0.35	$1.17	$1.33

Funds Available for Distribution (FAD) (1)	$2,633	$4,733	$14,213	$15,636

Dividends per share	$0.17	$0.17	$0.68	$0.68

Payout ratio - FFO	65.4%	35.4%	56.7%	50.4%
Payout ratio - FFO as adjusted	65.4%	48.6%	58.1%	51.1%
Payout ratio - FAD	106.3%	58.6%	79.1%	70.8%

General and administrative expense	$3,888	$3,390	$14,024	$13,769
Interest expense (2)	$8,334	$8,737	$33,564	$34,449
Interest coverage ratio (3)	1.66:1	1.78:1	1.72:1	1.76:1
Fixed charge coverage ratio (4)	1.48:1	1.60:1	1.53:1	1.56:1
General and administrative expense to property revenue	12.2%	10.5%	11.0%	10.8%
Interest expense to property revenue	26.2%	27.0%	26.2%	26.9%
Property NOI (5)	$18,520	$19,109	$73,170	$73,787
ROA (6)	7.8%	8.2%	7.8%	8.2%
Same Community revenue (decrease) increase	(1.9)%	1.4%	(1.2)%	3.0%
Same Community expense (decrease) increase	(0.3)%	2.8%	0.4%	0.3%
Same Community NOI (decrease) increase	(3.1)%	0.4%	(2.4)%	5.1%
Same Community operating margins	58.3%	59.0%	56.7%	57.4%

(1)	See page 10 for a reconciliation of net (loss) income attributable to AERC to these non-GAAP measurements and page 26 for the Company's definition of these non-GAAP measurements.

(2)	Excludes amortization of financing fees of $300 and $1,219 for 2009 and $299 and $1,211 for 2008. 2009 excludes a credit of $(563) for a refund of defeasance costs for previously defeased loans.

(3)

Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding defeasance, other prepayment costs/credits and/or preferred repurchase costs including discounts received and premiums paid.  Individual line items in this calculation include results from discontinued operations where applicable.  See page 27 for a reconciliation of net (loss) income available to common shares to EBITDA and for the Company's definition of EBITDA.

(4)

Represents interest expense and preferred stock dividend payment coverage, excluding defeasance and/or other prepayment costs/credits.  Individual line items in this calculation include discontinued operations where applicable.

(5)	See page 28 for a reconciliation of net (loss) income attributable to AERC to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(6)	ROA is calculated as trailing twelve month Property NOI divided by average gross real estate assets, excluding held for sale assets.

5

Associated Estates Realty Corporation Financial and Operating Highlights Fourth Quarter 2009 (Unaudited; in thousands, except per share and ratio data)

	December 31,	December 31,
MARKET CAPITALIZATION DATA	2009	2008

Net real estate assets	$638,535	$673,848
Total assets	$662,505	$699,896

Debt	$525,836	$557,481
Noncontrolling redeemable interest	$1,829	$1,829
Preferred stock - 8.70% Class B Cumulative Redeemable Preferred Shares	$48,263	$48,263
Total shareholders' equity	$99,440	$105,621

Common shares outstanding	16,676	16,556
Share price, end of period	$11.27	$9.13

Total market capitalization	$762,038	$756,900

Undepreciated book value of real estate assets (1)	$940,643	$957,061

Debt to undepreciated book value of real estate assets	55.9%	58.2%
Debt and preferred stock to undepreciated book value of real estate assets	61.0%	63.3%
Debt to total market capitalization	69.0%	73.7%
Debt and preferred stock to total market capitalization	75.3%	80.0%

Annual dividend	$0.68	$0.68

Annual dividend yield based on share price, end of period	6.0%	7.4%

(1)	December 31, 2008 includes $4,338 of undepreciated real estate associated with one property classified as held for sale.

6

Associated Estates Realty Corporation Financial and Operating Highlights Fourth Quarter 2009

			Average Age
		Number	of Owned
PORTFOLIO INFORMATION	Properties	of Units	Properties

Company Portfolio:
Directly Owned:
Same Community Midwest	34	7,648	17
Same Community Mid-Atlantic	4	935	17
Same Community Southeast	8	2,989	13
Total Same Community	46	11,572	16

Acquisitions	2	536	4
Total Directly Owned	48	12,108	15
Third Party Managed	1	258
Total Company Portfolio	49	12,366

7

Associated Estates Realty Corporation Condensed Consolidated Balance Sheets Fourth Quarter 2009 (Unaudited; dollar amounts in thousands)

	December 31,	December 31,
	2009	2008
ASSETS

Real estate assets
Investment in real estate	$935,846	$951,978
Construction in progress	4,797	745
Less: accumulated depreciation	(302,108)	(280,541)
	638,535	672,182
Real estate associated with property held for sale, net	-	1,666

Real estate, net	638,535	673,848
Cash and cash equivalents	3,600	3,551
Restricted cash	7,093	6,873
Other assets	13,277	15,624
Total assets	$662,505	$699,896

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable	$487,556	$510,201
Unsecured revolving credit facility	12,500	21,500
Unsecured debt	25,780	25,780
Total debt	525,836	557,481
Accounts payable, accrued expenses and other liabilities	35,400	34,965
Total liabilities	561,236	592,446

Noncontrolling redeemable interest	1,829	1,829

Shareholders' equity
Preferred shares, without par value; 9,000,000 shares authorized; 8.70%
Class B Series II cumulative redeemable, $250 per share liquidation preference, 232,000 issued and 193,050 outstanding
at December 31, 2009 and December 31, 2008, respectively	48,263	48,263
Common shares, without par value; $.10 stated value; 41,000,000 authorized; 22,995,763 issued and 16,675,826 and 16,556,221
outstanding at December 31, 2009 and December 31, 2008, respectively	2,300	2,300
Paid-in capital	283,090	282,501
Accumulated distributions in excess of accumulated net income	(168,822)	(159,595)
Accumulated other comprehensive loss	(1,420)	(2,899)
Less: Treasury shares, at cost, 6,319,937 and 6,439,542 shares
at December 31, 2009 and December 31, 2008, respectively	(63,971)	(64,949)
Total shareholders' equity	99,440	105,621
Total liabilities and shareholders' equity	$662,505	$699,896

8

Associated Estates Realty Corporation Consolidated Statements of Operations Three and Twelve Months Ended December 31, 2009 and 2008 (Unaudited; dollar and share amounts in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
REVENUE
Property revenue	$31,756	$32,381	$127,972	$127,848
Management and service company revenue:
Fees, reimbursements and other	228	407	1,287	1,784
Construction and other services	431	138	1,160	1,010
Total revenue	32,415	32,926	130,419	130,642

EXPENSES
Property operating and maintenance	13,236	13,272	54,802	54,061
Depreciation and amortization	8,640	9,188	34,937	35,913
Direct property management and service company expense	189	412	1,107	1,624
Construction and other services	746	240	1,745	1,338
General and administrative	3,888	3,390	14,024	13,769
Total expenses	26,699	26,502	106,615	106,705
Operating income	5,716	6,424	23,804	23,937
Interest income	5	11	46	132
Interest expense	(8,634)	(9,036)	(34,220)	(35,660)
(Loss) income before gain on insurance recoveries, equity in net
income of joint ventures, and income from discontinued operations	(2,913)	(2,601)	(10,370)	(11,591)
Gain on insurance recoveries	121	-	665	-
Equity in net income of joint ventures	-	1,574	-	1,502
(Loss) income from continuing operations	(2,792)	(1,027)	(9,705)	(10,089)
Income from discontinued operations:
Operating income (loss)	-	245	568	(433)
Gain on disposition of properties	(11)	-	15,400	45,202
Income from discontinued operations	(11)	245	15,968	44,769
Net (loss) income	(2,803)	(782)	6,263	34,680
Net income attributable to noncontrolling redeemable interest	(13)	(13)	(53)	(53)
Net (loss) income attributable to AERC	(2,816)	(795)	6,210	34,627
Preferred share dividends	(1,050)	(1,053)	(4,199)	(4,655)
Preferred share repurchase costs	-	(143)	-	(143)
Discount on preferred share repurchase	-	2,289	-	2,289
Allocation to participating securities	-	-	(423)	(730)
Net (loss) income applicable to common shares	$(3,866)	$298	$1,588	$31,388

Earnings per common share - basic and diluted:
(Loss) income from continuing operations
applicable to common shares	$(0.23)	$-	$(0.85)	$(0.78)
Income from discontinued operations	-	0.02	0.95	2.71
Net (loss) income applicable to common shares	$(0.23)	$0.02	$0.10	$1.93

Weighted average shares outstanding - basic and diluted	16,561	16,383	16,516	16,262

9

Associated Estates Realty Corporation Reconciliation of Funds from Operations (FFO) and Funds Available for Distribution (FAD) (In thousands, except per share data)

		Three Months Ended		Twelve Months Ended
		December 31,		December 31,
		2009	2008	2009	2008
CALCULATION OF FFO AND FAD
Net (loss) income attributable to AERC		$(2,816)	$(795)	$6,210	$34,627

Add:	Depreciation - real estate assets	8,251	8,262	32,822	32,560
	Depreciation - real estate assets - joint ventures	-	23	-	91
	Amortization of intangible assets	-	866	1,068	3,929
	Gain on preferred share repurchase costs	-	(143)	-	(143)
Less:	Preferred share dividends	(1,050)	(1,053)	(4,199)	(4,655)
	Preferred share repurchase discount	-	2,289	-	2,289
	Gain on disposition of joint venture property	-	(1,603)	-	(1,603)
	Gain on disposition of properties/gain on insurance recoveries	(110)	-	(16,065)	(45,202)

	Funds from Operations (FFO) (1)	4,275	7,846	19,836	21,893

Add:	Defeasance and other prepayment costs	-	-	-	1,959
Add:	Preferred stock repurchase costs	-	143	-	143
Less:	Preferred stock repurchase discount	-	(2,289)	-	(2,289)
Less:	Refund of defeasance costs for previously defeased loans	-	-	(563)	-

	Funds from Operations as Adjusted (1)	4,275	5,700	19,273	21,706

Add:	Depreciation - other assets	389	362	1,522	1,381
	Amortization of deferred financing fees	300	311	1,225	1,297
Less:	Recurring fixed asset additions (2)	(2,331)	(1,635)	(7,807)	(8,739)
	Recurring fixed asset additions - joint ventures (2)	-	(5)	-	(9)

	Funds Available for Distribution (FAD) (1)	$2,633	$4,733	$14,213	$15,636

Weighted average shares outstanding - basic and diluted (3)		16,561	16,383	16,516	16,262

PER SHARE INFORMATION:
FFO - basic and diluted		$0.26	$0.48	$1.20	$1.35
FFO as adjusted - basic and diluted		$0.26	$0.35	$1.17	$1.33
Dividends		$0.17	$0.17	$0.68	$0.68

Payout ratio - FFO		65.4%	35.4%	56.7%	50.4%
Payout ratio - FFO as adjusted		65.4%	48.6%	58.1%	51.1%
Payout ratio - FAD		106.3%	58.6%	79.1%	70.8%

(1)	See page 26 for the Company's definition of these non-GAAP measurements. Individual line items included in FFO and FAD calculation include results from discontinued operations where applicable.

(2)	Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.

(3)

The Company has excluded 117 and 1 common share equivalents from the three and twelve months ended December 31, 2009 calculation, respectively, and 24 and 243 common share equivalents from the three and twelve months ended December 31, 2008 calculation, respectively, used in the computation of earnings per share and FFO per share, as they would be anti-dilutive to the loss from continuing operations.

10

Associated Estates Realty Corporation Discontinued Operations (1) Three Months Ended December 31, 2009 and 2008 (Unaudited; dollar amounts in thousands)

	Three Months Ended
	December 31,
	2009	2008
REVENUE
Property revenue	$-	$1,297

EXPENSES
Property operating and maintenance	-	560
Depreciation and amortization	-	302
Total expenses	-	862
Operating income	-	435
Interest income	-	-
Interest expense	-	(190)
Gain on disposition of properties	(11)	-
Income from discontinued operations	$(11)	$245

(1)

The Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations. Real estate assets that are classified as held for sale are also reported as discontinued operations.  The Company generally classifies properties held for sale when all significant contingencies surrounding the closing have been resolved.  In many transactions, these contingencies are not satisfied until the actual closing of the transaction.  Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above are two properties disposed of in 2009 and 15 properties disposed of in 2008.

11

Associated Estates Realty Corporation Discontinued Operations (1) Twelve Months Ended December 31, 2009 and 2008 (Unaudited; dollar amounts in thousands)

	Twelve Months Ended
	December 31,
	2009	2008
REVENUE
Property revenue	$2,021	$9,147

EXPENSES
Property operating and maintenance	948	4,427
Depreciation and amortization	475	1,954
Total expenses	1,423	6,381
Operating income	598	2,766
Interest income	1	6
Interest expense (2)	(31)	(3,205)
Gain on disposition of properties	15,400	45,202
Income from discontinued operations	$15,968	$44,769

(1)

The Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations. Real estate assets that are classified as held for sale are also reported as discontinued operations.  The Company generally classifies properties as held for sale when all significant contingencies surrounding the closing have been resolved.  In many transactions, these contingencies are not satisfied until the actual closing of the transaction.  Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above are two properties disposed of in 2009 and 15 properties disposed of in 2008.

(2)	Included in the 2008 expense is $1,959 of defeasance and other prepayment costs.

12

Associated Estates Realty Corporation Overview of Operating Expenses Related to Repairs and Maintenance and Capitalized Expenditures (In thousands, except estimated GAAP useful life and cost per unit)

		Twelve Months Ended
	Estimated	December 31, 2009
	GAAP Useful		Cost Per
	Life (Years)	Amount	Unit (1)
OPERATING EXPENSES RELATED TO REPAIRS AND MAINTENANCE
Repairs and maintenance (2)		$9,126	$741
Maintenance personnel labor cost (2)		5,227	424
Total Operating Expenses Related to Repairs and Maintenance		14,353	1,165

CAPITAL EXPENDITURES
Recurring Capital Expenditures (3)
Amenities	5	98	8
Appliances	5	822	67
Building improvements	14	1,220	99
Carpet and flooring	5	2,721	221
Furnishings	5	186	15
Office/Model	5	73	6
HVAC and mechanicals	15	726	59
Landscaping and grounds	14	1,620	131
Suite improvements	5	55	4
Miscellaneous	5	158	13
Total Recurring Capital Expenditures - Properties		7,679	623
Corporate capital expenditures (4)		128	10
Total Recurring Capital Expenditures		7,807	633
Total Recurring Capital Expenditures and Repairs and Maintenance		$22,160	$1,798

Total Recurring Capital Expenditures		$7,807
Investment/Revenue Enhancing/Non-Recurring Expenditures (5)
Building improvements - unit upgrades	Various	211
Building improvements - other	20	2,122
Ground improvements	Various	197
Corporate office renovations		758
Total Investment/Revenue Enhancing/Non-Recurring Expenditures		3,288

Grand Total Capital Expenditures		$11,095

(1)	Calculated using weighted average units owned during the twelve months ended December 31, 2009 of 12,323.

(2)	Included in property operating and maintenance expense in the Consolidated Statements of Operations.

(3)	See page 28 for the Company's definition of recurring fixed asset additions.

(4)	Includes upgrades to computer hardware and software as well as corporate office furniture and fixtures.

(5)	See page 28 for the Company's definition of investment/revenue enhancing additions.

13

Associated Estates Realty Corporation
Fees, Reimbursements and Other Revenue, Direct Property Management
    and Service Company Expense and General and Administrative Expense
For the Three and Twelve Months Ended December 31, 2009 and 2008
(In thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
Fees, Reimbursements and Other Revenue
Property management fees	$20	$76	$175	$299
Asset management fees	76	64	269	263
Other revenue	40	(5)	180	160
Payroll reimbursements(1)	92	272	663	1,062
Fees, Reimbursements and Other Revenue(2)	228	407	1,287	1,784

Direct Property Management and Service Company Expense
Service company allocations	96	140	444	562
Payroll reimbursements(1)	93	272	663	1,062
Direct Property Management and Service Company Expense(2)	189	412	1,107	1,624
Service Company NOI	$39	$(5)	$180	$160

General and Administrative and Service Company Expense
General and administrative expense(2)	$3,888	$3,390	$14,024	$13,769
Service company allocations	96	140	444	562
General and Administrative and Service Company Expense	$3,984	$3,530	$14,468	$14,331

(1)	Salaries and benefits reimbursed in connection with the management of properties for third parties.

(2)	As reported per the Consolidated Statement of Operations.

14

Associated Estates Realty Corporation Same Community Data (1) Operating Results for the Last Five Quarters (Unaudited, in thousands, except unit totals and per unit amounts)

		Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008

Property Revenue	$31,756	$32,255	$32,138	$31,824	$32,381

Property Operating and
Maintenance Expenses
Personnel	3,687	3,686	3,798	3,738	3,707
Advertising	380	385	400	392	385
Utilities	1,765	1,851	1,686	1,811	1,784
Repairs and maintenance	1,863	2,417	2,463	2,211	2,000
Real estate taxes and insurance	4,398	4,494	4,332	4,515	4,246
Other operating	1,143	1,166	1,132	1,086	1,150
Total Expenses	13,236	13,999	13,811	13,753	13,272

Property Net Operating Income	$18,520	$18,256	$18,327	$18,071	$19,109

Operating Margin	58.3%	56.6%	57.0%	56.8%	59.0%

Total Number of Units	12,108	12,108	12,108	12,108	12,108

NOI Per Unit	$1,530	$1,508	$1,514	$1,492	$1,578

Average Net Rents Per Unit (2)	$912	$917	$920	$926	$932

Average Net Rent Collected Per Unit (3)	$848	$858	$855	$847	$864

Physical Occupancy - End of Period (4)	93.9%	94.6%	95.4%	93.9%	93.0%

(1)	The results for all quarters include Belvedere and River Forest Apartments, both of which were acquired by the Company in April 2008.

(2)	Represents gross potential rents less concessions.

(3)	Represents gross potential rents less vacancies and concessions.

(4)	Is defined as number of units occupied divided by total number of units.

15

Associated Estates Realty Corporation
Same Community Data (1)
Operating Results for the Twelve Months Ended December 31, 2009 and 2008
(Unaudited, in thousands, except unit totals and per unit amounts)

	Twelve Months Ended
	December 31,
	2009	2008

Property Revenue	$121,362	$122,851

Property Operating and Maintenance Expenses
Personnel	14,323	14,190
Advertising	1,500	1,527
Utilities	6,841	6,597
Repairs and maintenance	8,512	8,819
Real estate taxes and insurance	17,142	16,965
Other operating	4,278	4,265
Total Expenses	52,596	52,363

Property Net Operating Income	$68,766	$70,488

Operating Margin	56.7%	57.4%

Total Number of Units	11,572	11,572

NOI Per Unit	$5,942	$6,091

Average Net Rents Per Unit (2)	$912	$917

Average Net Rent Collected Per Unit (3)	$846	$856

Physical Occupancy - End of Period (4)	93.9%	93.0%

(1)	The results shown for both years exclude Belvedere and River Forest Apartments, both of which were acquired by the Company in April 2008.

(2)	Represents gross potential rents less concessions.

(3)	Represents gross potential rents less vacancies and concessions.

(4)	Is defined as number of units occupied divided by total number of units.

16

Associated Estates Realty Corporation Same Community Data As of December 31, 2009 and 2008 (Unaudited)

			Net Rent Collected			Net Rents			Average Rent			Physical		Turnover
			per Unit (1)			per Unit (2)			per Unit (3)			Occupancy (4)		Ratio (5)
	No. of	Average	Q4	Q4%		Q4	Q4%		Q4	Q4%		Q4	Q4	Q4	Q4
	Units	Age (6)	2009	2008	Change	2009	2008	Change	2009	2008	Change	2009	2008	2009	2008
Midwest Properties
Indiana	836	13	$797	$790	0.9%	$856	$863	(0.8)%	$913	$909	0.4%	95.0%	93.9%	50.2%	56.9%
Michigan	2,888	18	715	736	(2.9)%	765	776	(1.4)%	842	840	0.2%	94.0%	94.5%	49.4%	54.2%
Ohio - Central Ohio	2,621	18	771	778	(0.9)%	818	818	0.0%	844	834	1.2%	95.1%	95.5%	50.7%	52.5%
Ohio - Northeastern Ohio	1,303	14	912	915	(0.3)%	960	969	(0.9)%	1,020	1,012	0.8%	96.2%	94.6%	49.7%	59.2%
Total Midwest Properties	7,648	17	777	786	(1.1)%	827	833	(0.7)%	881	875	0.7%	94.9%	94.8%	50.0%	54.8%

Mid-Atlantic Properties
Baltimore/Washington	667	23	1,250	1,217	2.7%	1,313	1,329	(1.2)%	1,373	1,343	2.2%	95.2%	92.2%	39.6%	44.4%
Virginia	804	3	1,090	1,132	(3.7)%	1,166	1,176	(0.9)%	1,202	1,177	2.1%	94.7%	94.8%	55.2%	41.5%
Total Mid-Atlantic Properties	1,471	11	1,163	1,171	(0.7)%	1,233	1,245	(1.0)%	1,280	1,252	2.2%	94.9%	93.6%	48.1%	42.8%

Southeast Properties
Florida	1,272	10	1,090	1,121	(2.8)%	1,192	1,245	(4.3)%	1,351	1,346	0.4%	92.5%	90.3%	62.3%	66.7%
Georgia	1,717	14	715	756	(5.4)%	813	873	(6.9)%	993	988	0.5%	89.9%	86.5%	69.2%	79.2%
Total Southeast Properties	2,989	13	875	911	(4.0)%	975	1,031	(5.4)%	1,145	1,140	0.4%	91.0%	88.1%	66.3%	73.9%

Total/Average Same
Community	12,108	15	$848	$864	(1.9)%	$912	$932	(2.1)%	$995	$986	0.9%	93.9%	93.0%	53.8%	58.0%

(1)	Represents gross potential rents less vacancies and allowances for all units divided by the number of units in a market.

(2)	Represents gross potential rents less allowances for all units divided by the number of units in a market.

(3)	Represents gross potential rents for all units divided by the number of units in a market.

(4)	Represents physical occupancy at the end of the quarter.

(5)	Represents the number of units turned over for the quarter, divided by the number of units in a market, annualized.

(6)	Age shown in years.

17

Associated Estates Realty Corporation Property Revenue For the Three Months Ended December 31, 2009 and 2008 (Unaudited, in thousands, except unit totals and per unit amounts)

		2009	2008	Q4	Q4
	No. of	Physical	Physical	2009	2008	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	95.0%	93.9%	$2,064	$2,055	$9	0.4%
Michigan	2,888	94.0%	94.5%	6,468	6,637	(169)	(2.5)%
Ohio - Central Ohio	2,621	95.1%	95.5%	6,264	6,279	(15)	(0.2)%
Ohio - Northeastern Ohio	1,303	96.2%	94.6%	3,696	3,696	-	0.0%
Total Midwest Properties	7,648	94.9%	94.8%	18,492	18,667	(175)	(0.9)%

Mid-Atlantic Properties
Baltimore/Washington	667	95.2%	92.2%	2,545	2,464	81	3.3%
Virginia	804	94.7%	94.8%	2,691	2,872	(181)	(6.3)%
Total Mid-Atlantic Properties	1,471	94.9%	93.6%	5,236	5,336	(100)	(1.9)%

Southeast Properties
Florida	1,272	92.5%	90.3%	4,264	4,390	(126)	(2.9)%
Georgia	1,717	89.9%	86.5%	3,764	3,988	(224)	(5.6)%
Total Southeast Properties	2,989	91.0%	88.1%	8,028	8,378	(350)	(4.2)%

Total/Same Community
Property Revenue	12,108	93.9%	93.0%	31,756	32,381	(625)	(1.9)%

(1)	Represents physical occupancy at the end of the quarter.

18

Associated Estates Realty Corporation Property Operating Expenses For the Three Months Ended December 31, 2009 and 2008 (Unaudited, in thousands, except unit totals and per unit amounts)

		2009	2008	Q4	Q4
	No. of	Physical	Physical	2009	2008	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	95.0%	93.9%	$649	$879	$(230)	(26.2)%
Michigan	2,888	94.0%	94.5%	2,906	2,944	(38)	(1.3)%
Ohio - Central Ohio	2,621	95.1%	95.5%	2,872	2,726	146	5.4%
Ohio - Northeastern Ohio	1,303	96.2%	94.6%	1,385	1,360	25	1.8%
Total Midwest Properties	7,648	94.9%	94.8%	7,812	7,909	(97)	(1.2)%

Mid-Atlantic Properties
Baltimore/Washington	667	95.2%	92.2%	902	814	88	10.8%
Virginia	804	94.7%	94.8%	869	902	(33)	(3.7)%
Total Mid-Atlantic Properties	1,471	94.9%	93.6%	1,771	1,716	55	3.2%

Southeast Properties
Florida	1,272	92.5%	90.3%	1,720	1,780	(60)	(3.4)%
Georgia	1,717	89.9%	86.5%	1,933	1,867	66	3.5%
Total Southeast Properties	2,989	91.0%	88.1%	3,653	3,647	6	0.2%

Total/Same Community
Property Operating Expenses	12,108	93.9%	93.0%	13,236	13,272	(36)	(0.3)%

(1)	Represents physical occupancy at the end of the quarter.

19

Associated Estates Realty Corporation
Property Net Operating Income (Property NOI)
For the Three Months Ended December 31, 2009 and 2008
(Unaudited, in thousands, except unit totals and per unit amounts)

		2009	2008	Q4	Q4
	No. of	Physical	Physical	2009	2008	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	95.0%	93.9%	$1,415	$1,176	$239	20.3%
Michigan	2,888	94.0%	94.5%	3,562	3,693	(131)	(3.5)%
Ohio - Central Ohio	2,621	95.1%	95.5%	3,392	3,553	(161)	(4.5)%
Ohio - Northeastern Ohio	1,303	96.2%	94.6%	2,311	2,336	(25)	(1.1)%
Total Midwest Properties	7,648	94.9%	94.8%	10,680	10,758	(78)	-0.7%

Mid-Atlantic Properties
Baltimore/Washington	667	95.2%	92.2%	1,643	1,650	(7)	(0.4)%
Virginia	804	94.7%	94.8%	1,822	1,970	(148)	(7.5)%
Total Mid-Atlantic Properties	1,471	94.9%	93.6%	3,465	3,620	(155)	(4.3)%

Southeast Properties
Florida	1,272	92.5%	90.3%	2,544	2,610	(66)	(2.5)%
Georgia	1,717	89.9%	86.5%	1,831	2,121	(290)	(13.7)%
Total Southeast Properties	2,989	91.0%	88.1%	4,375	4,731	(356)	(7.5)%

Total/Same Community
Property NOI	12,108	93.9%	93.0%	18,520	19,109	(589)	(3.1)%

(1)	See page 28 for a reconciliation of net (loss) income attributable to AERC to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

20

Associated Estates Realty Corporation Property Revenue For the Twelve Months Ended December 31, 2009 and 2008 (Unaudited, in thousands, except unit totals and per unit amounts)

		2009	2008	YTD	YTD
	No. of	Physical	Physical	2009	2008	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenues	Revenues	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	95.0%	93.9%	$8,375	$8,248	$127	1.5%
Michigan	2,888	94.0%	94.5%	26,180	26,313	(133)	(0.5)%
Ohio - Central Ohio	2,621	95.1%	95.5%	25,300	24,758	542	2.2%
Ohio - Northeastern Ohio	1,303	96.2%	94.6%	14,818	14,812	6	0.0%
Total Midwest Properties	7,648	94.9%	94.8%	74,673	74,131	542	0.7%

Mid-Atlantic Properties
Baltimore/Washington	667	95.2%	92.2%	10,136	9,896	240	2.4%
Virginia	268	96.6%	96.6%	4,329	4,248	81	1.9%
Total Mid-Atlantic Properties	935	95.6%	93.5%	14,465	14,144	321	2.3%

Southeast Properties
Florida	1,272	92.5%	90.3%	17,406	18,065	(659)	(3.6)%
Georgia	1,717	89.9%	86.5%	14,818	16,511	(1,693)	(10.3)%
Total Southeast Properties	2,989	91.0%	88.1%	32,224	34,576	(2,352)	(6.8)%

Total Same Community	11,572	93.9%	93.0%	121,362	122,851	(1,489)	(1.2)%

Acquisitions (2)
Virginia	536	93.7%	93.8%	6,610	4,997	1,613	32.3%

Total Property Revenue	12,108	93.9%	93.0%	$127,972	$127,848	$124	0.1%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

21

Associated Estates Realty Corporation Property Operating Expenses For the Twelve Months Ended December 31, 2009 and 2008 (Unaudited, in thousands, except unit totals and per unit amounts)

		2009	2008	YTD	YTD
	No. of	Physical	Physical	2009	2008	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	95.0%	93.9%	$3,408	$3,889	$(481)	(12.4)%
Michigan	2,888	94.0%	94.5%	12,335	12,267	68	0.6%
Ohio - Central Ohio	2,621	95.1%	95.5%	11,312	11,296	16	0.1%
Ohio - Northeastern Ohio	1,303	96.2%	94.6%	5,717	5,709	8	0.1%
Total Midwest Properties	7,648	94.9%	94.8%	32,772	33,161	(389)	(1.2)%

Mid-Atlantic Properties
Baltimore/Washington	667	95.2%	92.2%	3,521	3,351	170	5.1%
Virginia	268	96.6%	96.6%	1,381	1,295	86	6.6%
Total Mid-Atlantic Properties	935	95.6%	93.5%	4,902	4,646	256	5.5%

Southeast Properties
Florida	1,272	92.5%	90.3%	7,391	7,161	230	3.2%
Georgia	1,717	89.9%	86.5%	7,531	7,395	136	1.8%
Total Southeast Properties	2,989	91.0%	88.1%	14,922	14,556	366	2.5%

Total Same Community	11,572	93.9%	93.0%	52,596	52,363	233	0.4%

Acquisitions (2)
Virginia	536	93.7%	93.8%	2,206	1,698	508	29.9%

Total Property Operating Expenses	12,108	93.9%	93.0%	$54,802	$54,061	$741	1.4%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

22

Associated Estates Realty Corporation
Property Net Operating Income (Property NOI)
For the Twelve Months Ended December 31, 2009 and 2008
(Unaudited, in thousands, except unit totals and per unit amounts)

		2009	2008	YTD	YTD
	No. of	Physical	Physical	2009	2008	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	95.0%	93.9%	$4,967	$4,359	$608	13.9%
Michigan	2,888	94.0%	94.5%	13,845	14,046	(201)	(1.4)%
Ohio - Central Ohio	2,621	95.1%	95.5%	13,988	13,462	526	3.9%
Ohio - Northeastern Ohio	1,303	96.2%	94.6%	9,101	9,103	(2)	(0.0)%
Total Midwest Properties	7,648	94.9%	94.8%	41,901	40,970	931	2.3%

Mid-Atlantic Properties
Baltimore/Washington	667	95.2%	92.2%	6,615	6,545	70	1.1%
Virginia	268	96.6%	96.6%	2,948	2,953	(5)	(0.2)%
Total Mid-Atlantic Properties	935	95.6%	93.5%	9,563	9,498	65	0.7%

Southeast Properties
Florida	1,272	92.5%	90.3%	10,015	10,904	(889)	(8.2)%
Georgia	1,717	89.9%	86.5%	7,287	9,116	(1,829)	(20.1)%
Total Southeast Properties	2,989	91.0%	88.1%	17,302	20,020	(2,718)	(13.6)%

Total Same Community	11,572	93.9%	93.0%	68,766	70,488	(1,722)	(2.4)%

Acquisitions (3)
Virginia	536	93.7%	93.8%	4,404	3,299	1,105	33.5%

Total Property NOI	12,108	93.9%	93.0%	$73,170	$73,787	$(617)	(0.8)%

(1)	See page 28 for a reconciliation of net (loss) income attributable to AERC to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

23

Associated Estates Realty Corporation Debt Structure As of December 31, 2009 (Dollar amounts in thousands)

	Balance	Percentage	Weighted
	Outstanding	of	Average
FIXED RATE DEBT	December 31, 2009	Total Debt	Interest Rate

Mortgages payable - CMBS	$115,464	22.0%	7.7%
Mortgages payable - other (1)	337,241	64.1%	5.8%
Unsecured debt	25,780	4.9%	7.9%
Total fixed rate debt	478,485	91.0%	6.4%

VARIABLE RATE DEBT
Mortgages payable	34,851	6.6%	4.7%
Unsecured revolving credit facility	12,500	2.4%	2.6%
Total variable rate debt	47,351	9.0%	4.1%
TOTAL DEBT	$525,836	100.0%	6.2%

Interest coverage ratio (2)	1.72:1
Fixed charge coverage ratio (3)	1.53:1
Weighted average maturity	7.0 years

	Fixed Rate	Fixed Rate
SCHEDULED PRINCIPAL MATURITIES	CMBS	Other	Variable Rate	Total

2010	$15,310	$63,000	$-	$78,310
2011(4)	54,570	-	12,500	67,070
2012	45,584	36,000	-	81,584
2013	-	132,209	-	132,209
2014	-	44,538		44,538
Thereafter	-	87,274	34,851	122,125
Total	$115,464	$363,021	$47,351	$525,836

(1)	Includes $63,000 of variable rate debt swapped to fixed.

(2)

Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding defeasance, other prepayment costs/credits and/or preferred repurchase costs including discounts received and premiums paid.  See page 27 for a reconciliation of net (loss) income available to common shares to EBITDA and for the Company's definition of EBITDA.

(3)	Represents interest expense and preferred stock dividend payment coverage, including capitalized interest and excluding defeasance and/or other prepayment costs.

(4)	Includes the Company's unsecured revolving credit facility.

24

Associated Estates Realty Corporation 2010 Financial Outlook As of February 8, 2010

This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on page 2 of this document for a list of risk factors.

Earnings Guidance Per Common Share
Expected net (loss) income attributable to AERC	$-0.46 to $-0.40
Expected real estate depreciation and amortization	1.51
Expected net defeasance costs (credits)	0.00
Expected preferred share dividends	-0.19
Expected gains on disposition of properties/gain on insurance recoveries	0.00
Expected Funds from Operations as Adjusted (1)	$0.86 to $0.92

Same Community Portfolio
Revenue growth	-0.75% to -0.25%
Expense growth	2.75% to 3.75%
Property NOI (2) growth	-4.0% to -2.5%
Physical occupancy	93.0% to 94.0%

Transactions (3)
Acquisitions	$0 million
Dispositions	$0 million
Development (4)	$2.0 million

Corporate Expenses
General and administrative expense	$13.8 million
Service company expense (5)	$0.4 million
Total	$14.2 million

Debt
Capitalized interest (4)	$0.1 million
Expensed interest (excluding defeasance costs (credits)) (6)	$32.2 million
Expected net defeasance costs (credits)	$0 million

Capital Structure (7)
Common share issuances (8)	$54.7 million
Common share repurchases	$0 million
Preferred share repurchases	$0 million

(1)	See page 26 for the Company's definition of this non-GAAP measurement.

(2)	See page 28 for the Company's definition of this non-GAAP measurement.

(3)	Earnings guidance does not take into consideration any asset sales or acquisitions.

(4)	Reflects development of 60 units on adjacent parcel in Richmond, Virginia, with an expected completion date of June 30, 2010.

(5)

Excludes salaries and benefits reimbursed in connection with the management of properties for third parties which are grossed up in fees, reimbursements and other and direct property management and service company expense in accordance with GAAP.

(6)	Includes $1.3 million of deferred financing costs.

(7)	Earnings guidance does not take into consideration any additional share issuances or share repurchases.

(8)	Reflects issuance of 5,175,000 shares on January 15, 2010 at a net $10.57 to the Company.

25

Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

This supplemental includes certain non-GAAP financial measures that the Company believes are helpful in understanding our business, as further described below.  The Company's definition and calculation of these non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable.

Funds from Operations ("FFO")

The Company defines FFO in accordance with NAREIT's definition as the inclusion of all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets, gains on insurance recoveries, and gains and losses from the disposition of properties and land.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.  The Company generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs.

Funds from Operations ("FFO") as Adjusted

The Company defines FFO as adjusted as FFO, as defined above, plus the add back of defeasance and other prepayment costs/credits of $(563,000) and $2.0 million for the twelve months ended December 31, 2009 and December 31, 2008, respectively.  In accordance with GAAP, these prepayment costs/credits are included as interest expense in the Company's Consolidated Statement of Operations.  Additionally, for the three and twelve months ended December 31, 2008, the Company deducted $2.1 million of preferred stock repurchase costs, including discounts received.  In accordance with GAAP, the Company reclassified from additional paid-in capital the original issuance costs associated with the repurchase of 278,000 depositary shares of the Series B Preferred Shares for the three and twelve months ended December 31, 2008.  The Company is providing this calculation as an alternative FFO calculation as it considers it a more appropriate measure of comparing the operating performance of a company's real estate between periods or as compared to different REITs.

Funds Available for Distribution ("FAD")

The Company defines FAD as FFO as adjusted, as defined above, plus depreciation other and amortization of deferred financing fees less recurring fixed asset additions.  Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.  The Company considers FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO and FFO as adjusted, it captures real estate performance by excluding gains or losses from the disposition of properties and land and depreciation on real estate assets and amortization of intangible assets.  Unlike FFO and FFO as adjusted, FAD also reflects the recurring capital expenditures that are necessary to maintain the associated real estate.

26

Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA")

EBITDA is defined as earnings before interest, taxes, depreciation and amortization.  The Company considers EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation and interest which permits investors to view income from operations unclouded by non-cash depreciation or the cost of debt.  Below is a reconciliation of net (loss) income applicable to common shares to EBITDA.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(In thousands)	2009	2008	2009	2008

Net (loss) income applicable to common shares	$(3,866)	$298	$1,588	$31,388
Allocation to participating securities	-	-	423	730
Equity in net loss of joint ventures	-	(1,574)	-	(1,502)
Preferred share dividends	1,050	1,053	4,199	4,655
Preferred share repurchase costs	-	143	-	143
Preferred share repurchase discount	-	(2,289)	-	(2,289)
Interest income	(5)	(11)	(47)	(138)
Interest expense (1)	8,634	9,226	34,251	38,865
Depreciation and amortization	8,640	9,490	35,412	37,867
Gain on disposition of properties/gain on insurance recoveries	(110)	-	(16,065)	(45,202)
Taxes	46	79	288	303
EBITDA	14,389	16,415	60,049	64,820
EBITDA - Joint Ventures:
Equity in net income of joint ventures	-	1,574	-	1,502
Gain on disposition of joint venture property	-	(1,603)	-	(1,603)
Interest income	-	-
Interest expense	-	11	-	41
Depreciation and amortization	-	23	-	94
EBITDA - Joint Ventures	-	5	-	34

Total EBITDA	$14,389	$16,420	$60,049	$64,854

(1)	2009 includes a defeasance credit of $(563), while 2008 includes defeasance and other prepayment costs of $1,959.

Net Operating Income ("NOI")

NOI is determined by deducting property operating and maintenance expenses, direct property management and service company expense and painting service expense from total revenue.  The Company considers NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio and management and service company at the property and management service company level and is used to assess regional property and management and service company level performance.  NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.

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Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

Property Net Operating Income ("Property NOI")

Property NOI is determined by deducting property operating and maintenance expenses from total property revenue.  The Company considers Property NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio at the property level and is used to assess regional property level performance.  Property NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.  The following is a reconciliation of Property NOI to total consolidated net (loss) income attributable to AERC.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(In thousands)	2009	2008	2009	2008

Property NOI	$18,520	$19,109	$73,170	$73,787
Service company NOI	39	(5)	180	160
Construction and other services NOI	(315)	(102)	(585)	(328)
Depreciation and amortization	(8,640)	(9,188)	(34,937)	(35,913)
General and administrative expense	(3,888)	(3,390)	(14,024)	(13,769)
Interest income	5	11	46	132
Interest expense	(8,634)	(9,036)	(34,220)	(35,660)
Gain on insurance recoveries	121	-	665	-
Equity in net loss of joint ventures	-	1,574	-	1,502
Income from discontinued operations:
Operating income (loss)	-	245	568	(433)
Gain on disposition of properties	(11)	-	15,400	45,202
Income from discontinued operations	(11)	245	15,968	44,769
Net (loss) income	(2,803)	(782)	6,263	34,680
Net income attributable to noncontrolling redeemable interest	(13)	(13)	(53)	(53)
Consolidated net (loss) income attributable to AERC	$(2,816)	$(795)	$6,210	$34,627

Recurring Fixed Asset Additions

The Company considers recurring fixed asset additions to a property to be capital expenditures made to replace worn out assets so as to maintain the property's value.

Investment/Revenue Enhancing and/or Non-Recurring Fixed Asset Additions

The Company considers investment/revenue enhancing and/or non-recurring fixed assets to be capital expenditures if such improvements increase the value of the property and/or enable the Company to increase rents.

Same Community Properties

Same Community properties are conventional multifamily residential apartments which were owned and operational for the entire periods presented.

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